Exhibit  10.28
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MODIFIED  INDUSTRIAL  COMPLEX  LEASE  (California)
Complex:     ALTON  PLAZA
Landlord:     ALTON  PLAZA  PROPERTY,  INC.
Tenant:     NETWORK  INSTALLATION  CORPORATION
Reference  Date:     June  29,  2004

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INDEX  TO  LEASE
PAGE
TITLE


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ARTICLE  1.     DEFINITIONS  AND  CERTAIN  BASIC  PROVISIONS  1
ARTICLE  2.     GRANTING  CLAUSE3
ARTICLE  3.     LEASEHOLD  IMPROVEMENTS/DELIVERY  OF  DEMISED  PREMISES3
ARTICLE  4.     RENT4
ARTICLE  5.     FINANCIAL  STATEMENTS  5
ARTICLE 6. TENANT'S RESPONSIBILITY FOR TAXES, OTHER REAL ESTATE CHARGES AND INSURANCE EXPENSES5
ARTICLE?.     COMMON  AREA  6
ARTICLES.     INTENTIONALLY  DELETED8
ARTICLE  9.     USE  AND  CARE  OF  DEMISED  PREMISES  8
ARTICLE  10.     MAINTENANCE  AND  REPAIR  OF  DEMISED  PREMISES^
ARTICLE  11.     ALTERATIONS^
ARTICLE  12.     LANDLORD'S  RIGHT  OF  ACCESS11
ARTICLE  13.     SIGNS;  STORE  FRONTS11
ARTICLE  14.     UTILITIES12
ARTICLE  15.     INSURANCE  COVERAGES  12
ARTICLE  16.     WAIVER  OF  LIABILITY;  MUTUAL  WAIVER  OF  SUBROGATION  14
ARTICLE  17.     DAMAGES  BY  CASUALTY  15
ARTICLE  18.     EMINENT  DOMAIN16
ARTICLE  19.     ASSIGNMENT  AND  SUBLETTING17
ARTICLE  20.     SUBORDINATION;  ATTORNMENT;  ESTOPPELS19
ARTICLE  21.     TENANT'S  INDEMNIFICATION19
ARTICLE  22.     DEFAULT  BY TENANT  AND  REMEDIES20
ARTICLE  23.     LANDLORD'S  CONTRACTUAL  SECURITY  INTEREST24
ARTICLE  24.     HOLDING  OVER25
ARTICLE  25.     NOTICES  25
ARTICLE  26.     COMMISSIONS26
ARTICLE  27.     REGULATIONS^
ARTICLE  28.     HAZARDOUS  MATERIALS27
ARTICLE  29.     MISCELLANEOUS  29
EXHIBIT  A     DEMISED  PREMISES
EXHIBIT  B     INTENTIONALLY  DELETED
EXHIBIT  C     TENANT  CONSTRUCTION  RULES  AND  REGULATIONS
EXHIBIT  D     SIGN  CRITERIA
EXHIBIT  E     RULES  AND  REGULATIONS
(California)
ARTICLE!  DEFINITIONS  AND  CERTAIN  BASIC  PROVISIONS
1.1        The  following  list  sets  out  certain  defined  terms and  certain financial  and  other  information  pertaining  to  this  lease:
(a)        "Landlord":  Alton  Plaza  Property,  Inc.,  a  Delaware corporation.
(b) Landlord's address: do AEW Capital Management LP, World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, Attention: Asset Management and Legal Department. Copies of notices to Landlord delivered pursuant to Section
25.1 below shall also be delivered to Trammell Crow Company, Attn.: Vice President, Operations, 1400 S. Douglass Road, Anaheim, California 92806.
(c)     Tenant":  Network  Installation  Corporation,  a California corporation.
(d)     Tenant's  address:  15235  Alton  Parkway, Suite 200, Irvine, California
92618.
(e)     Tenant's  trade  name:  Network  Installation  Corp.
(f)     Tenant's  Guarantor:  Not  applicable.
(g)     "Agent":  Trammell  Crow  Company.
(h) "Complex": Landlord's property in the City of Irvine, Orange County, California, which property is commonly known as: Alton Plaza.
(i)  "Demised  Premises":  That  certain  area  in  the  Complex  containing approximately 10,273 square feet in area, having an address of 15235 Alton Parkway, Suite 200, Irvine, California 92618, and being described or shown cross-hatched on the floor plan attached hereto as Exhibit A.
(j) "Commencement Date": The date on which the Landlord's Work is substantially completed (as defined in Section 3.1). The parties anticipate that the Commencement Date will occur on or about July 15, 2004.
(k) Lease term: Commencing on the Commencement Date and continuing for fifty-one
(51) months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, the lease term shall be extended by the number of days remaining in the calendar month in which the Commencement Date occurs.
Monthly  Minimum  Guaranteed
As used herein, the term "Lease Month" shall mean each calendar month during the lease term (and if the Commencement Date does not occur on the first (1*) day of a calendar month, the period from the Commencement Date to the first (1st) day of the next calendar month shall be Included in the first (1st) Lease Month for purposes of determining the duration of the lease term and the monthly minimum guaranteed rental rate applicable for such partial month).
(m) Common area maintenance charge: A minimum of $1,643.68 per month, payable in advance
(n) Prepaid rental: $12,430.33, being an estimate of the minimum guaranteed rental, common area maintenance charge and Tenant's obligations for taxes, other real estate charges and insurance, for the first month of the lease term, such prepaid rental being due and payable upon execution of this lease by Tenant.
(o) Security deposit: $17,105.00, such security deposit being due and payable upon execution of this lease by Tenant.
(p) Permitted use: As Tenant's corporate headquarters and for office administration, sales, light warehousing and all other functions directly related to the operation of Tenant's communications networking company consistent with applicable zoning laws and for no other purpose whatsoever.
(q)        "Tenant's  proportionate  share":  ___%.
(r)         Tenant  parking:  Thirty-five  (35)  unreserved  parking  spaces.
1.2 The following chart is provided as an estimate of Tenant's initial monthly payment broken down into its components. This chart, however, does not supersede the specific provisions contained elsewhere in this lease.
Initial  Minimum  Guaranteed  Rental        $9,759.35
(Section  1.1(1))
Initial  Common  Area  Maintenance  Charge  $1,643.68
(Sections  1.1  (m)  and  7.4)
Initial  Impound  Payment  for  Taxes  and    $924.57
Other  Real  Estate  Charges
(Article  6)
Initial  Impound  Payment  for  Insurance    $102.73
(Article  6)
Total  Initial  Monthly  Payment
                                           $12,430.33
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ARTICLE  2.  GRANTING  CLAUSE
2.1 Landlord leases the Demised Premises to Tenant, and Tenant leases the Demised Premises from Landlord, upon all of the terms and conditions set forth in this lease.
ARTICLE  3.  LEASEHOLD  IMPROVEMENTS/DELIVERY  OF  DEMISED  PREMISES
3.1 Landlord and Tenant presently anticipate that possession of the Demised Premises will be tendered to Tenant in the condition required by this lease on or about July 15, 2004 (the "Estimated Delivery Date"). Prior to tendering the Demised Premises to Tenant, Landlord shall, at Landlord's sole cost and expense,
(i) install Building-standard carpet in the areas noted on Exhibit A: (ii) clean
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the  carpets and floor coverings in the remainder of the Demised Premises; (iii)
demolish the existing drywall cubicles shown on Exhibit A: (iv) add the required
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drywall and other materials necessary to enclose a conference room including the addition  of  a  door, all as more particularly shown on Exhibit A: (v) refinish
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and  paint  the  interior  walls of the newly-constructed conference room in the
Demised Premises using Building-standard paint; (vi) paint and patch all other walls that require patching in the Demised Premises; (vii) replace all damaged ceiling tiles; (viii) replace all non-functioning light bulbs or electrical fixtures in the Demised Premises, and (ix) ensure that the Demised Premises are "broom swept" (collectively, "Landlord's Work"). Tenant shall make its color selection for Building-standard carpet and paint no later than the date which is five (5) business days following the full execution of this lease by Landlord and Tenant; if Tenant does not timely make its selection, Landlord shall have sole discretion in choosing such colors. The term "substantial completion" of Landlord's Work shall mean completion of such work in all material respects excepting only minor finish and touch-up work which does not interfere with the occupancy of the Demised Premises by Tenant, as reasonably determined by Landlord in good faith. If Landlord is unable to tender possession of the Demised Premises in such condition to Tenant by the Estimated Delivery Date, then: (1) the validity of this lease shall not be affected or impaired thereby;
(2) Landlord shall not be in default hereunder or be liable for damages therefor; and (3) Tenant shall accept possession of the Demised Premises when Landlord tenders possession thereof to Tenant. Should the lease term commence on a date other than the Estimated Delivery Date, Landlord will send Tenant a written statement of such adjusted Commencement Date, and Tenant will confirm such adjusted date in writing.
3.2 Subject to completion of Landlord's Work and the provisions of Section 3.3 below, the taking of possession of the Demised Premises by Tenant shall be conclusive evidence (a) that Tenant accepts the Demised Premises as suitable for the purposes for which the same are leased, (b) that Tenant accepts the Complex and each and every part and appurtenance thereof as being in a good and satisfactory condition, and (c) that Landlord has fully complied with Landlord's obligations contained in his lease with respect to the construction of the Complex. Subject to completion of Landlord's Work and the provisions of Section
3.3 below, Tenant acknowledges that the Demised Premises are being leased "AS IS," with Tenant accepting all defects, if any; and Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises {without limitation. Landlord makes no warranty as to the habitability, fitness or suitability of the Demised Premises for a particular purpose nor as to the absence of any toxic or otherwise hazardous substances). This Section 3.2 is subject to any contrary requirements under applicable law; however, in this regard Tenant acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this lease.
3.3 Notwithstanding anything in Section 3.2 to the contrary, on the Commencement Date Landlord shall deliver the Demised Premises in "broom clean" condition and warrants that for ninety (90) days following the Commencement Date (the
"Warranty Period") all building operating systems, including the heating, ventilation and air conditioning ("HVAC"), electrical, lighting, plumbing and loading doors shall be in good operating condition. Landlord shall repair any defective or malfunctioning component of such building systems of which Landlord has received written notice from Tenant describing the failure or malfunction within the Warranty Period. Landlord shall use commercially reasonable efforts to respond to Tenant's requests regarding necessary repairs during such Warranty Period.
ARTICLE  4.  RENT
4.1         Intentionally  Deleted.
4.2 Rental shall accrue from the Commencement Date, and shall be payable to Landlord at the following address: c/o Alton Plaza Property, Inc., P.O. Box 1000, Dept 197, Memphis. TN 38148-0197, oral such other address as Landlord shall so notify Tenant from time to time.
4.3 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amounts specified in Section 1.1(1) of this lease. The first such monthly installment shall be due and payable on or before the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the lease term; provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as minimum guaranteed rental for the balance of such calendar month a sum equal to that proportion of the rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month. Tenant agrees to pay to Landlord, if assessed by the jurisdiction in which the Complex is located, any sales, excise or other tax imposed, assessed or levied in connection with Tenant's payment of rents.
4.4 It is understood that the minimum guaranteed rental is payable on or before the first day of each calendar month (in accordance with Section 4.2 above), without offset or deduction of any nature. In the event any rental is not received within three (3) days after its due date for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount Tenant shall pay to Landlord one of the following (the choice to be at the sole option of Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in an amount equal to ten percent (10%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses; or (b) interest on the rental then due at the maximum contractual rate which could legally be charged in the event of a loan of such rental to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the rental due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such late charge or interest payment shall be payable as additional rental under this lease, shall not be considered a waiver by Landlord of any default by Tenant hereunder, and shall be payable immediately on demand
4.5 If Tenant fails in two (2) consecutive months to make rental payments within five (5) days after it is due, Landlord, in order to reduce its administrative costs, may require, by giving written notice to Tenant (and in addition to any late charge or interest accruing pursuant to Section 4.4 above, as well as any other rights and remedies accnjing pursuant to Article 22 or Article 23 below, or any other provision of this lease or at law), that minimum guaranteed rentals are to be paid quarterly in advance instead of monthly, and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided in this lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.
4.6 Tenant shall pay when due any and all sales taxes levied, imposed or assessed by the United States of America, the State of California, or any political subdivision thereof or other taxing authority upon the minimum guaranteed rental, additional rent and all other sums payable hereunder.
ARTICLE  5.  FINANCIAL  STATEMENTS
5.1       Intentionally  deleted.
5.2 Tenant shall, when requested by Landlord from time to time, furnish a true and accurate audited statement of its financial condition prepared in conformity with recognized accounting principles and in a form reasonably satisfactory to Landlord.
ARTICLE  6.
TENANT'S RESPONSIBILITY FOR TAXES, OTHER REAL ESTATE CHARGES AND INSURANCE EXPENSES
6.1 Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises which taxes shall be paid when due and before any delinquency. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.
6.2 Tenant shall also be liable for "Tenant's proportionate share" (as defined below) of all "real estate charges" (as defined below) and "insurance expenses" (as defined below) related to the Complex or Landlord's ownership of the Complex. Tenant's obligations under this Section 6.2 shall be prorated during any partial year (i.e., the first year and the last year of the lease term). "Tenant's proportionate share" shall be a fraction, the numerator of which is the total floor area (all of which is deemed "leasable") in the Demised Premises and the denominator of which is the total leasable floor area of all buildings in the Complex at the time when the respective charge was incurred, excluding, however, areas for which any such real estate charges or insurance expenses, or both, are paid by a party or parties other than Landlord. "Real estate charges" shall include ad valorem taxes, general and special assessments, parking surcharges, any tax or charge for governmental services (such as street maintenance or fire protection) which are attributable to the transfer or transaction directly or indirectly represented by this Lease, by any sublease or assignment hereunder or by other leases in the Complex or by any document to which Tenant is a party creating or transferring (or reflecting the creation or transfer of) any interest or an estate in the Demised Premises and any tax or charge which replaces or is in addition to any of such above-described "real estate charges"; real estate charges shall also include any fees, expenses or costs (including attorneys' fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or the tax rate. "Real estate charges" shall not be deemed to include sales tax payable by Tenant pursuant to
Section 4.6 above and any franchise, estate, inheritance or general income tax. "Insurance expenses" shall include all premiums and other expenses incurred by Landlord for liability insurance and fire and extended coverage property insurance (plus whatever endorsements or special coverages which Landlord, in Landlord's sole discretion, may consider appropriate) business interruption, and rent loss, earthquake and any other insurance policy which may be carried by Landlord insuring the Demised Premises, the Common Area, the Complex, or any improvements thereon.
6.3 Tenant agrees to keep the Demised Premises free from any lien or attachment; moreover, as to all periods of time during the lease term, this covenant of Tenant shall survive the termination of the lease. With regard to the calendar year during which the lease term expires, Landlord at its option either may bill Tenant when the charges become payable or may charge Tenant an estimate of Tenant's pro rata share of whichever charges have been paid directly by Tenant (based upon information available for the current year plus, if current year information is not adequate In itself, information relating to the immediately preceding year).
6.4 At such time as Landlord has reason to believe that at some time within the immediately succeeding twelve (12) month period Tenant will owe Landlord any amounts pursuant to one or more of the preceding sections of this Article 6, Landlord may direct that Tenant prepay monthly a pro rata portion of the prospective future payment (i.e., the prospective future payment divided by the number of months before the prospective future payment will be due). Tenant agrees that any such prepayment directed by Landlord shall be due and payable monthly on the same day that minimum guaranteed rental is due.
6.5 In the event that any payment due from Tenant to Landlord is not received within five (5) days after its due date for any reason whatsoever, or if any such payment is by check which is returned for insufficient funds, then in addition to the amount then due, Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid.
ARTICLE  7.  COMMON  AREA
7.1 The term "Common Area" is defined for all purposes of this lease as that part of the Complex intended for the common use of all tenants, including among other facilities (as such may be applicable to the Complex), parking areas, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, and the like, but excluding (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the Complex which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Demised Premises); and (iv) areas leased to a single-purpose user where access is restricted. In addition, although the roofs of the buildings in the Complex are not literally part of the Common Area, they will be deemed to be so included for purposes of (i) Landlord's ability to prescribe rules and regulations regarding same, and (ii) their inclusion for purposes of common area maintenance reimbursements. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Complex. For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Complex, which areas may be elevated, surface or underground.
7.2 Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this lease, its subtenants, licensees, invitees, contractors and concessionaires, shall have the nonexclusive right to use the Common Area (excluding roofs of buildings in the Complex) as constituted from time to time, such use to be in common with Landlord, other tenants in the Complex and other persons permitted by Landlord to use the same, and subject to rights of governmental authorities, easements, and other restrictions of record. Provided, further, Tenant shall comply with the Complex Rules and Regulations attached hereto as Exhibit E as well as all changes therein and additions
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thereto  that may from time to time be adopted by Landlord for the operation and protection of the Complex and the protection and welfare of its tenants and invitees. Landlord expressly reserves the right at any time and from time to time to make such reasonable changes in and additions to such Rules and Regulations, provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Without in any way limiting the generality of Landlord's ability to establish and/or modify rules and regulations governing all aspects of the Common Area, Tenant further agrees as follows:
(a) Landlord may from time to time designate specific areas within the Complex or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees, and concessionaires shall be parked in a non-reserved manner in common with other tenants of the Complex; and in this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenant, its employees, its subtenants, its licensees or its concessionaires, or their employees; and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, its subtenants, its licensees or its concessionaires, or their employees, shall at any time be parked in any part of the Complex other than the specified areas designated for employee parking, Tenant shall pay to Landlord as additional rent upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day, or part thereof, that such automobile or other vehicle is so parked. Subject to the foregoing, during the initial lease term, provided no event of default has occurred under this lease, Landlord agrees to make available to Tenant, at no additional charge to Tenant, on an unreserved basis in common with the other tenants of the Complex, the number of parking spaces set out in Section 1.1 (r) above.
(b) Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area.
(c) Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.
(d) With regard to the roofs of the buildings in the Complex, use of the roofs is reserved to Landlord, or with regard to any tenant demonstrating to Landlord's satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord.
7.3 Landlord shall be responsible for the operation, management and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord, but to be generally in keeping with similar industrial centers within the same geographical area as the Complex. Landlord shall be the sole determinant of the type and amount of access control services to be provided, if any. Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord for (i) any unauthorized or criminal entry of third parties into the Demised Premises or Complex, (ii) any damage to persons or property, or (iii) any loss of property in and about the Demised Premises or Complex from any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown or insufficiency of access control services.
7.4 In addition to the rentals and other charges prescribed in this lease, Tenant shall pay to Landlord Tenant's proportionate share of the cost of operation and maintenance of the Common Area which may be incurred by Landlord in its discretion, including, among other costs, those for trash removal, lighting, painting, cleaning, policing, inspecting, repairing, replacing, and Tenant's proportionate share of capital expenditures and expenses incurred by Landlord to increase the operating efficiency of the Complex or to cause the Common Area to comply with applicable Regulations (as such term is defined in Section 27.1), it being agreed that the cost of such capital expenditures and installation shall be amortized over the reasonable life of the capital expenditure, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles consistently applied; the management fee Landlord pays to the property manager for the Complex; a reasonable allowance for Landlord's overhead costs and the cost of any insurance for which Landlord is not reimbursed pursuant to Section 6.2, but specifically excluding all expenses paid or reimbursed pursuant to Article 6. In addition, although the roofs of the buildings in the Complex are not literally part of the Common Area, Landlord and Tenant agree that roof maintenance, repair and replacement shall be included as a common area maintenance item to the extent not specifically allocated to Tenant under this lease nor to another tenant pursuant to its lease. With regard to capital expenditures other than the capital expenditures contemplated by the first sentence of this Section, (i) the original investment in capital improvements, i.e., upon the initial construction of the Complex, shall not be included, and
(ii) improvements and replacements, to the extent capitalized on Landlord's records, shall be included only to the extent of a reasonable depreciation or amortization (including interest accruals commensurate with Landlord's interest costs). The proportionate share to be paid by Tenant of the cost of operation and maintenance of the Common Area shall be computed on the ratio that the total floor area (all of which is deemed "leasable") of the Demised Premises bears to the total leasable floor area of all buildings within the Complex which is open and occupied (excluding, however, areas owned or maintained by a party or parties other than Landlord); provided that in no event shall such share be less than the amount specified in Section 1.1 (m) above. If this lease should commence on a date other than the first day of a calendar year or terminate on a date other than the last day of a calendar year, Tenant's reimbursement obligations under this Section 7.4 shall be prorated based upon Landlord's expenses for the entire calendar year. Tenant shall make such payment to Landlord on demand, at intervals not more frequent than monthly. Landlord may, at its option, make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Landlord has the right to establish as a reserve, such amounts as Landlord deems reasonable for the maintenance, repair and restoration of the roof and parking of the Complex, in the event that any payment due from Tenant to Landlord is not received within five (5) days after its due date for any reason whatsoever, or if any such payment is by check which is returned for insufficient funds, then, in addition to the amount then due, Tenant shall pay to Landlord interest on the amount then due at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance until paid. Any delay or failure of Landlord in delivering any estimate or statement described in this Section 7.4 or in computing or billing Tenant's proportionate share of the foregoing costs shall not constitute a waiver of Landlord's right to require an increase in rent as provided herein or in any way impair the continuing obligations of Tenant under this Section.
ARTICLE  8.  INTENTIONALLY  DELETED
ARTICLE  9.  USE  AND  CARE  OF  DEMISED  PREMISES
9.1 The Demised Premises shall be used and occupied by Tenant solely for the permitted use specified in Section 1,1 (p) above and for no other purpose. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses and other authorizations necessary to permit Tenant to use and occupy the Demised Premises for the permitted use. Without limiting the generality of the foregoing. Tenant shall not use or store any gasoline or flammable or so called "Red Label" materials in or about the Demised Premises. All equipment used within the Demised Premises shall be subject to approval by Landlord's Insurance carriers and shall be Underwriters Laboratory or Factory Mutual approved for the uses intended, evidence of which shall be furnished to Landlord upon request. Tenant shall not operate any machinery or equipment in the Demised Premises which, in Landlord's sole discretion, shall cause any excessive noise, vibration, damage or disturbance to the other tenants in the Complex. The Demised Premises shall not be used for any use which is disreputable or creates any fire hazard.

9.2 Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall not overload the floors in the Demised Premises, nor deface or injure the Demised Premises. Tenant shall keep the Demised Premises and all sidewalks, serviceways and loading areas adjacent to the Demised Premises neat, clean and free from dirt and rubbish at all times. Tenant shall store all trash and garbage within the Demised Premises or in a trash dumpster or similar container approved by Landlord as to type, location and screening; and Tenant shall arrange for the regular pickup of such trash and garbage at Tenant's expense (unless Landlord finds its necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total of the charges to all tenants using the service). Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Complex.
ARTICLE  10.  MAINTENANCE  AND  REPAIR  OF  DEMISED  PREMISES
10.1 Landlord shall keep the foundation, the exterior walls (except plate glass; windows, doors and other exterior openings; window and door frames, molding, closure devices, locks and hardware; special store fronts; lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or other advertising media of any type; and interior painting or other treatment of exterior walls) and roof (subject to the second sentence in Section 7.4 above) of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, contractors, employees, subtenants, invitees, customers, licensees and concessionaires (including, but not limited to, roof leaks resulting from Tenant's installation of air conditioning equipment or any other roof penetration or placement); and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article 17 and Article 18 of this lease. In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by Landlord of such written notice in which to make such repairs. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused due to any work performed in the Demised Premises or in the Complex pursuant to Landlord's rights and obligations under the Lease, so long as the work is performed without gross negligence or willful misconduct.
10.2 Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except tor repairs and replacements required to be made by Landlord under the provisions of
Section 10.1, Article 17 and Article 18. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement in accordance with all applicable Regulations (as defined in Section 27.1 below) of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under and above the Demised Premises, regardless of when or how the defect or other cause for repair or replacement occurred or became apparent; provided, however, that as to the maintenance and repair of the HVAC equipment in the Demised Premises, Landlord shall have the option of contracting directly with an HVAC servicing company for all such work and charging Tenant for all costs thereof. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs and Tenant shall pay to Landlord upon demand, as additional rental hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in Section 10.1,
Article  17  and  Article  18  of  this  lease.

10.3 Tenant waives the right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code and all other laws now or hereafter in effect.
ARTICLE  11.  ALTERATIONS
11.1 Tenant shall not make any alterations, additions or improvements to the Demised Premises (collectively, the "Alterations") without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises. Tenant shall furnish complete plans and specifications to Landlord at the time it requests Landlord's consent to any Alterations if the desired Alterations (i) will affect the Complex's mechanical, electrical, plumbing or life safety systems or services, or (ii) will affect any structural component of the Demised Premises or the Complex, or (iii) will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority, or (iv) will cost in excess of Five Thousand Dollars ($5,000.00). Subsequent to obtaining Landlord's consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord's actual out-of-pocket costs incurred in connection with any Alterations, including, without limitation, all management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant's plans and specifications and for the monitoring of construction of the Alterations. If Landlord consents to the making of any Alterations, such Alterations shall be made by Tenant at Tenant's sole cost and expense by a contractor approved in writing by Landlord. Tenant shall give Landlord not less than ten (10) days advance written notice of the commencement of Tenant's Alterations to enable Landlord to post and record notices of nonresponsibility. Tenant shall require its contractor to maintain insurance in such amounts and in such form as Landlord may require. Any construction, alteration, maintenance, repair, replacement, installation, removal or decoration undertaken by Tenant in connection with the Demised Premises shall be completed in accordance with plans and specifications which must be approved by Landlord, shall be carried out in a good, workmanlike and prompt manner and in accordance with the provisions of Exhibit C attached
                                                              ---------
hereto, shall comply with all applicable Regulations of the authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its employees, agents or contractors. Without limiting the generality of the immediately preceding sentence, any installation or replacement of Tenant's heating or air conditioning equipment must be effected strictly in accordance with Landlord's instructions, the Clean Air Act and all other applicable Regulations. Without Landlord's prior written consent, Tenant shall not use any portion of the Common Areas either within or without the Complex in connection with the making of any Alterations. If the Alterations which Tenant causes to be constructed result in Landlord being required to make any alterations and/or improvements to other portions of the Complex in order to comply with any applicable Regulations, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations and/or improvements. Any Alterations made by Tenant shall become the property of Landlord upon installation and shall remain on and be surrendered with the Demised Premises upon the expiration or sooner termination of this lease, except Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove all or any portion of any Alterations made by Tenant which are designated by Landlord to be removed and repair and restore the Demised Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted.
11.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all governmental requirements and Regulations, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Complex. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage.

11.3 In the event Tenant uses a general contractor to perform construction work within the Demised Premises, Tenant shall, prior to the commencement of such work, require said general contractor to execute and deliver to Landlord a waiver and release of any and all claims against Landlord and liens against the Complex to which such contractor might at any time be entitled and to execute and record a Bond to Pay Claims (the "Bond") and shall deliver a copy of the recorded Bond to Landlord. Thedelivery of the waiver and release of lien and the Bond within the time period set forth above shall be a condition precedent to Tenant's ability to enter on and begin its construction work at the Demised Premises and, if applicable, to any reimbursement from Landlord for its construction work.
11.4 Nothing contained in this lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Demised Premises or any part thereof. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to any portion of the Demised Premises are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Tenant and any subtenants shall have no power to do any act or make any contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Demised Premises. NOTICE IS HEREBY GIVEN THAT
LANDLORD IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT OR TO ANYONE HOLDING THE DEMISED PREMISES OR ANY PART THEREOF, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE DEMISED PREMISES.
11.5 In the event that Landlord elects to remodel all or any portion of the Complex, Tenant will cooperate with such remodeling, including Tenant's tolerating temporary inconveniences (and even the temporary removal of Tenant's signs in order to facilitate such remodeling, as it may relate to the exterior of the Demised Premises).
ARTICLE  12.  LANDLORD'S  RIGHT  OF  ACCESS
12.1 Landlord and Landlord's agents and representatives shall have the right to enter the Demised Premises at any time in case of an emergency, and at all reasonable times for any purpose permitted pursuant to the terms of this lease, including, but not limited to, examining the Demised Premises; making such repairs or alterations therein as may be necessary or appropriate in Landlord's sole judgment for the safety and preservation thereof; erecting, installing, maintaining, repairing or replacing wires, cables, conduits, vents, ducts, risers, pipes, HVAC equipment or plumbing equipment running in, to or through the Demised Premises; showing the Demised Premises to prospective purchasers or mortgagees and during the last year of this lease, prospective tenants; and posting notices of nonresponsibility.
12.2 Tenant shall give Landlord a key for all of the doors for the Demised Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means to open the doors to the Demised Premises in an emergency in order to obtain entry thereto without liability to Tenant therefore. Any entry to the Demised Premises by Landlord by any of the foregoing means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into or a retainer of the Demised Premises, or an eviction, partial eviction or constructive eviction of Tenant from the Demised Premises or any portion thereof, and shall not relieve Tenant of its obligations hereunder.
ARTICLE  13.  SIGNS;  STORE  FRONTS
13.1 Tenant shall not place or permit to be placed any signs upon (i) the roof, facade or windows of the Demised Premises, or (ii) the Common Areas or any exterior area of the Complex without Landlord's prior written approval which approval shall not be unreasonably withheld or delayed provided any proposed sign is placed only in those locations as may be designated by Landlord, and complies with the sign criteria attached hereto as Exhibit D, and as may
                                                           ----------
otherwise be promulgated by Landlord from time to time. Notwithstanding the foregoing, Tenant, at Tenant's sole cost and expense, shall be permitted to install its standard corporate signage on the exterior of the building in which the Demised Premises are located in a location to be approved by Landlord, provided that such sign complies with the criteria set forth in this Article 13 and has been approved by the applicable City of Irvine governmental agency. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or interior surface of any door or window or at any point inside the Demised Premises, on the exterior of the Complex if required in connection with any cleaning, maintenance or repairs to the Complex or which, in Landlord's reasonable opinion, is of such a nature as to not be in keeping with the standards of the Complex and if Tenant fails to do so, Landlord may without liability remove the same at Tenant's expense. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Complex.
ARTICLE  14.  UTILITIES
14.1 Tenant shall obtain electricity and telephone service directly from the public utility company furnishing same; water and sewerage charges are included in Common Area charges. Any meters required in connection with Tenant's utilities shall be installed at Tenant's sole cost. Tenant shall pay all utility deposits and fees, and all monthly service charges, for its electricity, telephone and any other utility services furnished directly to the Demised Premises during the term of this lease, in the event any such utilities are not separately metered on the Commencement Date, then until such time as such services are separately rnetered, Tenant shall pay Landlord Tenant's equitable share of the cost of such services, as determined by Landlord. If for any reason the use of any utility is measured on a meter(s) indicating the usage of Tenant and other tenants of the Complex, Tenant and such other tenants shall allocate the cost of such utility amongst themselves and shall each be responsible for the payment of its allocable share. Landlord shall furnish and install all piping, feeders, risers and other connections necessary to bring utilities to the perimeter walls of the Demised Premises. Anything to the contrary notwithstanding, Tenant shall remain obligated for the payment of Tenant's pro rata share of any heating costs and/or other utilities or services furnished to the Common Areas pursuant to Section 7.4.
14.2 Tenant shall have the right to use the existing heating, air conditioning and ventilation equipment in the Demised Premises, if any. All such equipment shall be maintained, repaired and replaced, as necessary, by Tenant at its sole expense and shall be surrendered by Tenant to Landlord at the end of the term of this lease together with the Demised Premises. Landlord makes no representation or warranty as to the condition or capacity of such equipment. Landlord shall have no obligation whatsoever to provide the Demised Premises with heat, air conditioning, ventilation or hot water.
14.3 Landlord shall not be liable for any interruption whatsoever, nor shall Tenant be entitled to an abatement or reduction of rent on account thereof, in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or which are necessary or useful in connection with making any alterations, repairs or improvements.
14.4 Tenant shall not install any equipment which exceeds or overloads the capacity of the utility facilities serving the Demised Premises.
ARTICLE  15.  INSURANCE  COVERAGES
15.1 Landlord shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense (but subject to Article 6 above), causing the Complex to be insured under standard fire and extended coverage insurance (excluding hurricane and storm insurance unless readily obtainable at commercially reasonable rates) and liability insurance (plus whatever endorsements or special coverages Landlord, in its sole discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this lease. All payments for losses thereunder shall be made solely to Landlord. If the annual premiums charged to Landlord shall exceed the standard rates because of Tenant's acts or omissions, Tenant's operations, the contents of the Demised Premises, or improvements made to the Demised Premises beyond standard improvements, and Tenant fails to promptly cure such act or omission after notice thereof, then such act or omission shall be deemed an event of default hereunder, Tenant shall pay the excess amount of the premium upon demand therefor by Landlord, and acceptance of such payment shall not waive any of Landlord's other rights hereunder, at law or equity.
15.2 Tenant shall procure and maintain throughout the term of this lease, at its sole cost and expense, for the benefit of Tenant and Landlord (as their interests may appear) all of the following insurance coverages:
(a) Commercial General Liability Insurance providing coverage for bodily injury (including death) and property damage, with coverage for premises/operations, personal and advertising injury, products/completed operations and contractual liability. This policy shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's obligations under
Section 16.2 and Article 21 hereof. Such insurance shall have a combined single limit of not less than Five Million Dollars ($5,000,000) per occurrence, or such greater amount as Landlord may from time to time require. If Tenant uses vehicles, owned and non-owned, in any way to carry out business on or about the Complex, Tenant shall also maintain Motor Vehicle Liability Insurance; such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage.
(b) Fire and extended coverage insurance covering Tenant's personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, signs, alterations, furniture, furnishings, equipment, lighting, ceilings, heating, ventilation and air conditioning equipment and interior plumbing against loss or damage by fire, flood, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, sprinkler leakage, vandalism and malicious mischief, terrorism and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, containing the waiver of subrogation required in Section 16.3 of this lease and in an amount equal to the greater of the full replacement value or the amount required by the holder of any mortgage from time to time placed upon the Complex or a portion of the Complex containing the Demised Premises, with business interruption insurance covering the Demised Premises. Replacement value is understood to mean the cost to replace without deduction for depreciation.
(c) State Worker's Compensation Insurance In the statutorily mandated limits.
(d) Employer's Liability Insurance with limits of not less than Five Hundred Thousand Dollars ($500,000) for bodily injury per accident and each disease, per employee, and a total combined limit for bodily injury in amounts not less than Five Hundred Thousand ($500,000) per accident and Five Hundred Thousand ($500,000) per each disease, or such greater amount as Landlord may from time to time require.
(e)        Plate  Glass  Insurance.
(f) Host Liquor Insurance, naming Landlord, Landlord's management, leasing and redevelopment agents and any mortgagees designated by Landlord as additional insureds, covering any liability that might arise from the provision or use of alcoholic beverages by Tenant on the Demised Premises, in an amount reasonably satisfactory to Landlord from time to time in light of statutory limits. It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this lease. All of the foregoing insurance policies (with the exception of Worker's Compensation Insurance to the extent not available under applicable law) shall name Landlord, AEW Capital Management LP, the Agent identified in Section 1.1 (g), any redevelopment agent, any mortgagee, the managing agent for the Complex, and such other parties as Landlord shall from time to time designate, as additional insureds as their respective interests may appear, through an ISO Additional Insured Endorsement CG20261185 or equivalent, and shall provide that any loss shall be payable to Landlord and such other additional insured parties as their respective interests may appear. All insurance required hereunder shall be placed with companies which are rated A:VII or better by Best's Insurance Guide (or such other comparable publication if Best's is no longer published) and which are licensed to do business in the State of California. All such policies shall be written as primary policies with deductibles not to exceed One Thousand Dollars ($1,000); provided, however, that the deductible for the Plate Glass Insurance shall not exceed Two Hundred Fifty Dollars ($250). Any other policies, including Landlord's policy, will serve as excess coverage. Tenant shall deliver duplicate original copies of all such policies and all endorsements thereto (or certificates evidencing that the required insurance coverages and endorsements, including waiver of subrogation, are in full force and effect) to Landlord, prior to the Commencement Date, or, in the case of renewals thereto, thirty (30) days prior to the expiration of the prior insurance policy, together with evidence that (1) such policies are fully paid for, and (2) no cancellation, material change or non-renewal thereof shall be effective except upon thirty (30) days' prior written notice by registered mail from the insurer to Landlord, as well as to Landlord's managing agent (at the following address: 30 Executive Park, Suite 100, Irvine, CA 92S14). Whenever, in Landlord's reasonable judgment, good business practice or change in conditions indicate a need for additional or different types of insurance, Tenant shall, within fifteen (15) days of receipt of Landlord's request therefore, obtain the insurance at its own expense. If Tenant should fail to comply with the foregoing requirements' relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional rental hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed 1-1/2% per month) from the date of payment by Landlord until repaid by Tenant.
15.3 In addition to the foregoing, Tenant shall obtain certificates of insurance evidencing Commercial General Liability Insurance, including Completed Operations, Motor Vehicle Liability Insurance, Worker's Compensation Insurance and Employer's Liability Insurance in the amounts required above from any contractor or subcontractor engaged by Tenant for repairs or maintenance during the lease term.
ARTICLE  16.  WAIVER  OF  LIABILITY;  MUTUAL  WAIVER  OF  SUBROGATION
16.1 Landlord and its partners, affiliates, officers, agents and employees shall not be liable to Tenant, nor to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants or licensees, nor to any other person whomsoever, for any injury to person or damage to property caused by the Demised Premises or other portions of the Complex becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes, faucets, sprinklers, plumbing or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Demised Premises (except where due to Landlord's willful failure to make repairs required to be made by Landlord hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord or its partners, affiliates, officers, agents and employees be liable to Tenant, nor to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants or licensees, nor to any other person whomsoever, for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Complex or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord. Landlord shall not be held responsible in any way on account of any construction, repair or reconstruction (including widening) of any private or public roadways, walkways or utility lines. Tenant further agrees that all personal property upon the Demised Premises, or upon loading docks, recovering and holding areas, or freight elevators of the Building, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof.
16.2 Landlord and its partners, affiliates, officers, agents and employees shall not be liable to Tenant or to Tenant's employees, agents, contractors, subcontractors, invitees, subtenants or licensees, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, agents, contractors, subcontractors, invitees, subtenants or licensees, or of any other person entering the Complex under express or implied invitation of Tenant (with the exception of invitees in the Common
Area), or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations under this lease; and Tenant hereby agrees to indemnify, defend, protect and hold harmless Landlord and its partners, affiliates, officers, agents and employees and Landlord's management, leasing and redevelopment agents from any loss, expense or claims arising out of such damage or injury. Furthermore, Tenant agrees to indemnify, defend, protect and hold harmless Landlord and its partners, affiliates, officers, agents and employees and Landlord's management, leasing and redevelopment agents from and against any and all liability, claims, demands, causes of action of any kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the Demised Premises and Tenant's operations or activities in the Complex. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit referenced hereinabove at Tenant's expense by counsel satisfactory to Landlord in its sole discretion.
16.3 Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other, or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is insured or insurable under standard fire and extended coverage insurance; provided, however, that this mutual waiver shall be applicable only with respect to a loss or damage occurring during the time when property insurance policies, which are readily available in the marketplace, contain a clause or permit an endorsement to the effect that any such release shall not adversely affect or impair the policy or the right of the insured party to receive proceeds under the policy; provided, further, that this release shall not be applicable to the portion of any damage which is not reimbursed by the damaged party's insurer because of the "deductible" in the damaged party's insurance coverage. The release specified in this Section 16.3 is cumulative with any releases or exculpations which may be contained in other provisions of this lease. Landlord and Tenant agree that all policies of insurance obtained by them pursuant to the terms of this lease shall contain provisions or endorsements thereto waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the insurer, each shall immediately notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this lease.
ARTICLE  17.  DAMAGES  BY  CASUALTY
17.1 Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.
17.2 In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this lease as hereinafter provided. Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises. In the event (a) the building in which the Demised Premises are located is destroyed or substantially damaged by a casualty not covered by Landlord's insurance, or (b) such building is destroyed or rendered untenantable either (i) to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's insurance, or (ii) to the extent that the building systems are inoperable and such systems cannot be repaired in Landlord's reasonable estimate within 365 days from the date of such damage; or (c) the holder of a mortgage, deed of trust or other lien on such building at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, or (d) the Demised Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises. Landlord shall give written notice to Tenant of such election within one hundred twenty
(120) days after the occurrence of such casualty and, if it elects to rebuild and repair, shall proceed to do so with reasonable diligence and at its sole cost and expense.
17.3 Landlord's obligation to rebuild and repair under this Article 17 shall in any event be limited to restoring the Demised Premises to substantially the condition in which the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this
Article 17 to repair or restore any portion of any alterations, additions or improvements in the Demised Premises or the decorations thereto except to the extent that the proceeds of the insurance carried by Tenant are timely received by Landlord. If Tenant desires any additional repairs or restoration, and if Landlord consents thereto, it shall be done at Tenant's sole cost and expense subject to all of the applicable provisions of this lease. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage whether carried by Landlord or Tenant, for damage to any alterations, additions, improvements or decorations which would become Landlord's property upon the termination of the lease.
17.4 Tenant agrees that during any period of reconstruction or repair of the Demised Premises, it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the minimum guaranteed rental shall be reduced to such extent as may be fair and reasonable under the circumstances; however, there shall be no abatement of the charges provided for herein. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this lease, by virtue of any delays in completion of the reconstruction or repair of the Demised Premises.
17.5 Notwithstanding anything to the contrary contained in this Article 17, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Demised Premises when the damage resulting from any casualty covered under this Article 17 occurs during the last twenty-four (24) months of the term of this lease or any extension hereof.
17.6 Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any successor or other law of like import.
ARTICLE  18.  EMINENT  DOMAIN
18.1 If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.
18.2 If less than thirty percent (30%) of the floor area of the Demised Premises should be taken as aforesaid, this lease shall not terminate; however, the minimum guaranteed rental payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises required to make the remaining portions of the Demised Premises an architectural whole, but in no event shall Landlord be required to expend an amount greater than the award actually received by Landlord in connection with such taking.

18.3 If any part of the Common Area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the
Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Complex shall be less than seventy percent (70%) of the area of the Common Area immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.
18.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant as long as such separate award does not reduce the amount of the award that would otherwise be awarded to Landlord.
18.5 The rights contained in this Article 18 shall be Tenant's sole and exclusive remedy in the event of a taking or condemnation. Each party waives the provisions of Sections 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.
18.6 Notwithstanding anything to the contrary, Landlord may terminate this lease with no further liability to Tenant if (I) Landlord reasonably estimates the cost of restoration or reconfiguration of the Complex would exceed 25% of the replacement cost of the Complex or (ii) if following any taking, Landlord's mortgagee elects to require Landlord to apply all or a portion of such award to the outstanding indebtedness.
ARTICLE  19.  ASSIGNMENT  AND  SUBLETTING
19.1 Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord. Landlord agrees that it will not withhold consent in a wholly unreasonable and arbitrary manner (as further explained in Section 29.4 of this lease); however, in determining whether or not to grant its consent, Landlord shall be entitled to take into consideration factors such as Landlord's desired tenant mix, the reputation and net worth of the proposed transferee, and the then current market conditions (including market rentals). Further, Landlord shall not be required to consent to any assignment or sublease that would result in a violation of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Any purported assignment or sublease that would result in a violation of ERISA shall be void and of no effect. Landlord shall be entitled to charge Tenant a reasonable fee for processing Tenant's request. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. In all events, Landlord can refuse to consent to an assignment or sublease if there shall exist any uncured default of Tenant or a matter which will become a default with the passage of time.
19.2 If Tenant is a corporation, partnership or other entity and if at any time during the term of this lease the person or persons who own a majority of either the outstanding voting rights or the outstanding ownership interests of Tenant at the time of the execution of this lease cease to own a majority of such voting rights or ownership interests (except as a result of transfers by devise or descent), the loss of a majority of such voting rights or ownership interests shall be deemed an assignment of this lease by Tenant and, therefore, subject in all respects to the provisions of Section 19.1 above. The previous sentence shall not apply, however, if at the time of the execution of this lease, Tenant is a corporation and the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market.
19.3 Notwithstanding anything to the contrary contained herein, and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this lease is assigned including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Paragraph 101, et seq. (the "Bankruptcy Code"), shall automatically be
                            ----
deemed, by acceptance of such assignment or sublease or by taking actual or constructive possession of the Demised Premises, to have assumed all obligations of Tenant arising under this lease effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of the Demised Premises. In the event this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall remain the exclusive property of Landlord and not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. All such money or other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord.
19.4 Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in the event of an assignment or subletting, it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind; and upon election by Landlord such rentals shall be paid directly to Landlord as specified in Section 4.2 of this lease (to be applied as a credit and offset to Tenant's rental obligation).
19.5  Tenant  shall  not  mortgage, pledge or otherwise encumber its interest in this  lease  or  in  the  Demised  Premises.
19.6 In the event of the transfer and assignment by Landlord of its interest in this lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest and Landlord shall thereby be discharged of any further obligation relating thereto.
19.7 Notwithstanding anything to the contrary contained herein, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this lease, or in the case of a proposed subletting of less than the entire Demised Premises, to recapture the portion of the Demised Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord giving Tenant written notice within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire Demised Premises, the term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this lease for the expiration of the term. If Landlord recaptures only a portion of the Demised Premises, the minimum guaranteed rental during the unexpired term shall abate, proportionately, based on the minimum guaranteed rental due as of the date immediately prior to such recapture.
19.8 Tenant hereby waives any suretyship defenses it may now or hereafter have to an action brought by Landlord including those contained in Sections 2787 through 2856, inclusive, 2899 and 3433 of the California Civil Code, as now or hereafter amended, or similar laws of like import.
ARTICLE  20.  SUBORDINATION;  ATTORNMENT;  ESTOPPELS
20.1 Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Complex or any portion of the Complex which includes the Demised Premises, and to any renewals, modifications and extensions thereof and this subordination shall be self operative and no further instrument of subordination is needed. Tenant agrees that any mortgagee shall have the right at any time to subordinate its mortgage, deed of trust or other lien to this lease; provided, however, notwithstanding that this lease may be (or is made to be) superior to a mortgage, deed of trust or other lien, the mortgagee shall not be liable for prepaid rentals, security deposits and claims accruing during or with respect to Landlord's ownership, any amendment or modification made to this lease without its prior written consent or any offsets or claims against Landlord; further provided that the provisions of a mortgage, deed of trust or other lien relative to the right of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and provisions relative to proceeds arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Complex as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request. If the holder of any mortgage, indenture or deed of trust or similar instrument (each a "Mortgagee") succeeds to Landlord's interest in the Demised Premises, Tenant shall, upon request of any such Mortgagee, automatically become the tenant of and attorn to and recognize such Mortgagee as the landlord under this lease and will pay to it all rents and other amounts payable by Tenant under this lease, in accordance with the applicable terms of this lease. Notwithstanding that the foregoing provisions of this Section are self-operative, upon request of Landlord or any Mortgagee, Tenant shall execute and deliver to Landlord and to such Mortgagee a subordination and attornment agreement in recordable form confirming the foregoing and otherwise in form and substance acceptable to Landlord and such Mortgagee.
20.2 Tenant may not exercise any remedies for default by Landlord hereunder unless and until Landlord and the holder(s) of any indebtedness secured by mortgage, deed of trust or other lien on the Demised Premises shall have received written notice of such default and a reasonable time (not less than 90 days)  shall  thereafter  have  elapsed  without  the default having been cured.
20.3 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (and to any parties designated by Landlord), which statement shall identify Tenant and this lease, shall certify that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this lease (or if Landlord is in default, specifying any default), shall confirm Tenant's agreements contained above in this Article 20, and shall contain such other information or confirmations as Landlord may reasonably require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.
ARTICLE  21.  TENANT'S  INDEMNIFICATION
21.1 Tenant shall indemnify, defend and hold harmless Landlord, Landlord's asset manager, Landlord's subasset manager, Landlord's partners, any subsidiary or affiliate of Landlord and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of any of the foregoing (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages (including consequential and punitive damages) arising from Tenant's use of the Demised Premises or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Demised Premises, and shall further indemnify, defend and hold harmless the Indemnitees from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease, or arising from any act, omission or negligence or willful or criminal misconduct of Tenant, or any officer, agent, employee, independent contractor, guest, or invitee thereof, and from all costs, attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim or any action or proceeding which may be brought against, out of or in any way related to this lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Demised Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord. Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Demised Premises. The provisions of this Article 21 shall survive the expiration or sooner termination of this lease.
21.2 All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at the sole risk of Tenant. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant, except personal injury caused by or due to the gross negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the electrical service, ventilation, or for any latent defect in the Demised Premises.
21.3 The parties hereto acknowledge that all or a part of the Demised Premises may be used for the storage and shipment of goods not owned by Tenant, and Landlord is not willing to enter into this lease unless Tenant indemnifies the Indemnitees to Landlord's satisfaction from any liability on the part of the Indemnitees to the owner(s) of such goods for damage to the same arising out of any acts or omissions of the Indemnitees. As a material inducement to Landlord to enter into this lease, Tenant agrees to defend, indemnify and hold the Indemnitees harmless from and against any and all losses, claims, liabilities, obligations and damages imposed upon or incurred or asserted against the Indemnitees by reason of damage to goods of persons storing such goods with Tenant, notwithstanding the fact that such losses, claims, liabilities, obligations or damages may have been caused by the acts or omissions of Landlord. Tenant agrees that at all times during which it shall store goods not owned by it in the Demised Premises, it shall insure the indemnity described under this Section 21.3 in a manner reasonably satisfactory to Landlord. Landlord shall not be deemed a bailee, consignee, or warehouseman (or responsible for the standard of care incidental thereto) with respect to any goods stored or shipped to or from the Demised Premises for consignment or bailment and Tenant shall insert a clause to that effect in all warehouse receipts or consignment agreements for the storage or shipment of goods to or from the Demised Premises.
ARTICLE  22.  DEFAULT  BY  TENANT  AND  REMEDIES
22.1 The following events shall be deemed to be events of default by Tenant under this lease:
(a) Tenant shall fail to pay any installment of rental or any other obligation under this lease involving the payment of money and such failure shall continue for a period of three (3) days after such payment shall become due and payable.
(b) Tenant shall fail to comply with any provision of this lease, other than as described in subsection (a) above, and either shall not cure such failure within fifteen (15) days after written notice thereof to Tenant, or shall cure that particular failure but shall again fail to comply with the same provision of this lease within three (3) months after Landlord's written notice; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 etsea. of the California Code of Civil Procedure.
(c) Tenant or any guarantor of Tenant's obligations under this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.
(d) Tenant or any guarantor of Tenant's obligations under this lease shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this lease thereunder.
(e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this lease.
(f) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises or at any time prior to the last month of the lease term shall remove or attempt to remove, without the prior written consent of Landlord, all or a substantial amount of Tenant's goods, wares, equipment, fixtures, furniture, or other personal property.
(g) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or upon all or any part of the Complex.
(h) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business or in good faith for equivalent consideration, or with Landlord's consent.
(i) The default of any guarantors of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.
22.2 Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies to the extent permitted by law:
(a) Without any further notice or demand whatsoever, Tenant shall be obligated to reimburse Landlord for the damages suffered by Landlord as a result of the event of default, plus interest on such amount at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant (but in no event to exceed 1-1/2% per month); and Landlord may pursue a monetary recovery from Tenant.
(b) Without any further notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of Tenant's covenants and obligations under this lease. In this regard, and without limiting the generality of the immediately preceding sentence, it is agreed that if Tenant fails to open for business as required in this lease or, having opened for business, deserts or vacates the Demised Premises, Landlord may enter upon and take possession of such premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this lease, without any obligation to relet; however, if Landlord does, at its sole discretion, elect to relet the Demised Premises, such action by Landlord shall not be deemed an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to this Section 22.2(b), Tenant hereby acknowledging that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agreeing to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this lease and that actually collected by Landlord. In the event that Landlord shall elect to relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than rent) due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including brokerage commissions); third, to the payment of the cost of any alterations and repairs to the Demised Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should reletting, during any month to which such rent is applied, result in the actual payment of rentals at less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting. Finally, it is agreed that in the event of any default described in Section 22.1(g), Landlord may pay or bond around such lien, whether or not contested by Tenant; and in such event Tenant agrees to reimburse Landlord on demand for all costs and expenses incurred in connection with any such action, with Tenant further agreeing that Landlord shall in no event be liable for any damages or claims resulting from such action. No action or inaction by Landlord including, without limitation, the re-entry or taking of possession of the Demised Premises by Landlord pursuant to this Section 22.2(b) shall be construed as an election to terminate this lease or as interference with Tenant's rights of possession, assignment or subletting unless a written notice of such election shall be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord, Landlord may, at any time after such reletting, elect to terminate this lease for  any  such  default.
(c) Landlord may terminate this lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord. In the event that Landlord shall elect to so terminate this lease, then Landlord may recover from Tenant:
(I) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus
(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus
(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental  loss  that  Tenant  proves  reasonably  could  be  avoided;  plus
(iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course would be likely to result therefrom; plus
(v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Demised Premises after any termination of this lease. (d) In addition to all other rights and remedies provided Landlord in this lease and by law, Landlord shall nave the remedy described in California Civil Code Section 1951.4 (Landlord may continue the lease in effect after Tenant's breach and abandonment and recover rent as it becomes due if Tenant has the right to sublet or assign the lease, subject to reasonable limitations).
22.3 It is expressly agreed that in determining "the unpaid rent" as that term is used throughout Sections 22.2(c)(i) and 22.2(c)(ii) above, there shall be added to the minimum guaranteed rental (as specified in Section 1.1(1) of this lease) a sum equal to the charges for maintenance of the Common Area (as specified in Sections 1.1 (m) and 7.4 of this lease), and the payments for taxes, charges and insurance (as specified in Article 6 of this lease).
22.4 It is further agreed that, in addition to payments required pursuant to Sections 22.2(b) and 22.2(c) above, Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including, among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including, among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting (including, among other concessions, renewal options), all losses incurred by Landlord as a djrect or indirect result of Tenant's default (including, among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Complex) and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.
22.5 Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.
22.6 If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees incurred by Landlord in such connection.
22.7 Tenant acknowledges its obligation to deposit with Landlord the sum stated in Section 1.1(0) above, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Tenant agrees that such deposit may be commingled with Landlord's other funds and is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. The security deposit shall be increased as the minimum guaranteed rental increases and such increase shall be due and payable on the same date that each minimum guaranteed rental increase becomes effective. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to the provisions of Section 19.6 above). Tenant hereby waives the protections of Section 1950.7(c) of the California Civil Code, as it may hereafter be amended, or similar laws of like import.
22.8 (a) In the event of any default described in Section 22.1(d), any assumption and assignment must conform with the requirements of the Bankruptcy Code and, in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this lease is effective: (i) all defaults under Section 22.1 (a) must be cured within ten (10) days after the date of assumption; (ii) all other defaults under Section 22.1 of this lease other than under Section 22.1 (d) must be cured within fifteen (15) days after the date ofassumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption) and an advance prepayment of minimum guaranteed rent in the amount of three (3) months minimum guaranteed rent (using the minimum guaranteed rent in effect for the first full month immediately following the assumption), both sums to be held by Landlord in accordance with
Section 22.7 above and deemed to be rent under this lease for the purposes of the Bankruptcy Code as amended and from time to time in effect.
(b) In the event this lease is assumed in accordance with the requirements of the Bankruptcy Code and this lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this lease; or (il) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this lease.
ARTICLE  23  LANDLORD'S  CONTRACTUAL  SECURITY  INTEREST
23.1 In addition to the statutory Landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least five (5)
days before the time of sale. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Demised Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five (5)
consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Tenant hereby agrees that a carbon, photographic or other reproduction of this lease shall be sufficient to constitute a financing statement. Tenant nevertheless agrees that upon request by Landlord, Tenant will execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the California Uniform Commercial Code, as well as any other state the laws of which Landlord may at any time consider to be applicable; moreover, Landlord is hereby irrevocably vested with a power of attorney from Tenant to execute any and all such financing statements on behalf of Tenant.
23.2 Notwithstanding Section 23.1, Landlord agrees that it will subordinate its security interest and landlord's lien to the security interest of Tenant's supplier or institutional financial source for as long as the rental account of Tenant under this lease is current (or is brought current), provided that (i) Landlord approves the transaction as being reasonably necessary to Tenant's operations at the Demised Premises, (ii) the subordination must be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction, (iii) such subordination shall be in writing, signed by all parties and in a form acceptable to Landlord; and (iv) Tenant promptly reimburses Landlord for Landlord's reasonable legal and administrative fees incurred in providing any such subordination or lien waiver agreement.
ARTICLE  24.  HOLDING  OVER
24.1 In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant from month to month at a rental equal to the rental herein provided plus one hundred percent (100%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy. Neither any provision hereof nor acceptance by Landlord of rent after such expiration or earlier termination shall be deemed a consent to a holdover hereunder or result in a renewal of this lease or an extension of the Term. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Demised Premises upon the expiration of the Term of this lease or upon the earlier termination hereof, the right to renter the Demised Premises, and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holding over, and (ii) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Demised Premises on the expiration  or  earlier  termination  of  this  Lease  in  accordance  with  the provisions  of  this  lease.
ARTICLE  25.  NOTICES
25.1 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.
25.2 If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notice and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment. In addition, Tenant agrees that actions by
Landlord and notices to Tenant hereunder may be taken or given by Landlord's attorney, property manager or other agent.
ARTICLE  26.  COMMISSIONS
26.1 Landlord shall pay to CB Richard Ellis ("Landlord's Broker) a commission for negotiating this lease, in accordance with the Exclusive Listing Agreement-Leasing between Landlord and Landlord's Broker. Tenant and Landlord warrant that they have had no dealings with any broker or agent in connection with this lease, other than Landlord's Broker and Lee & Associates (Tenant's broker). Landlord and Tenant covenant to pay, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any other broker or agent utilized by the indemnitor with respect to this lease or the negotiation hereof.
ARTICLE  27.  REGULATIONS
27.1 Landlord and Tenant acknowledge that there are now in effect and may hereafter be enacted or go into effect federal, state, county and municipal laws, orders, rules, directives and regulations relating to or affecting the Demised Premises or the Complex, concerning the impact on the environment of construction, land use, maintenance and operation of structures, toxic or otherwise hazardous substances, and, the conduct of business, including, without limitation, the Americans With Disabilities Act of 1990 and the Clean Air Act and regulations issued thereunder (all of the foregoing, as amended from time to time, being herein called the "Regulations"). Tenant will not cause or permit to be caused, any act or practice, by negligence, omission or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said Regulations. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Complex or the Demised Premises pursuant to said Regulations or any charges imposed upon Tenant, Tenant's customers or other invitees pursuant to same.
27.2 If, by reason of any Regulations, the payment to, or collection by, Landlord of any rental or other charge (collectively referred to hereinafter as "Lease Payments") payable by Tenant to Landlord pursuant to the provisions of this lease is in excess of the amount (the "Maximum Charge") permitted by the Regulations, then Tenant, during the period (the "Freeze Period") when the Regulations shall be in force and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier of (i) the expiration of the Freeze Period, or (ii) the issuance of a final order or judgment of a court of competent jurisdiction declaring the
Regulations to be invalid or not applicable to the provisions of this lease, Tenant, to the extent not then proscribed by law, and commencing with the first day of the month immediately following, shall pay to Landlord as additional rental, in equal monthly installments during the balance of the term of this lease, a sum equal to the cumulative difference between the Maximum Charges and the Lease Payments during the Freeze Period. If any provisions of this Section, or the application thereof, shall to any extent be declared to be invalid and unenforceable, the same shall not be deemed to affect any of the other provisions of this Section or of this lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.
27.3 Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Demised Premises to accommodate disabled employees and customers of Tenant, including without limitation, the requirements under the Americans With Disabilities Act of 1990 and any equivalent California law. Any alterations made to the Demised Premises in order to comply with either statute must be made solely at Tenant's expense and in compliance with all terms and requirements of this lease. Landlord agrees to make reasonable efforts to ensure that the Common Area is in compliance with the applicable disability access laws as of the date hereof If a complaint is received by Landlord from either a private or government source regarding disability access to the Common Area of the Complex, Landlord reserves the right to mediate, contest, comply with or otherwise respond to such complaint as Landlord deems to be reasonably prudent under the circumstances. If Landlord decides to make alterations to the Common Area of the Complex in response to any such complaints or in response to legal requirements Landlord considers to be applicable to the Common Area of the Complex, the cost of such alterations shall be included in the Common Area maintenance charge under this lease. Landlord and Tenant agree that so long as the governmental entity or entities charged with enforcing such statutes have not expressly required Landlord to take specific action to effectuate compliance with such statutes, Landlord shall be conclusively deemed to be in compliance with such statutes. Tenant agrees to provide Landlord with written notice should Tenant become aware of a violation of such statutes with respect to the Common Area. In the event Landlord is required to take action to effectuate compliance with such statutes, Landlord shall have a reasonable period of time to make the improvements and alterations necessary to effectuate such compliance, which period of time shall be extended by any time necessary to cause any necessary improvements and alterations to be made.
ARTICLE  28.  HAZARDOUS  MATERIALS
28.1 During the term of this lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 28.7 hereof) applicable to the operation or use of the Demised Premises, will cause all other persons occupying or using the Demised Premises to comply with all such Environmental Laws and Environmental Permits, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance, and will obtain and renew all Environmental Permits required for the operation or use of the Demised Premises.
28.2 Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 28.7 hereof) on the Demised Premises, or the Complex, or transport or permit the transportation of Hazardous Materials to or from the Demised Premises or the Complex except for limited quantities used or stored at the Demised Premises and required in connection with the routine operation and maintenance of the Demised Premises, and then only upon the written consent of Landlord and in compliance with all applicable Environmental Laws and Environmental Permits.
28.3 At any time and from time to time during the term of this lease, Landlord may perform, at Tenant's sole cost and expense, an environmental site assessment report concerning the Demised Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous
Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Demised Premises. Tenant shall grant and hereby grants to Landlord and its agents access to the Demised Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment; and the cost of such assessment shall be immediately due and payable on demand.
28.4 Tenant will immediately advise Landlord in writing of any of the following:
(1) any pending or threatened Environmental Claim (as defined in Section 28.7 hereof) against Tenant relating to the Demised Premises or the Complex; (2) any condition or occurrence on the Demised Premises or the Complex that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Demised Premises; (3) any condition or occurrence on the Demised Premises or any property adjoining the Demised Premises that could reasonably be anticipated to cause the Demised Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Demised Premises under any Environmental Law; and (4) the actual or anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Demised Premises or the Complex. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Tenant's response thereto. In addition, Tenant will provide Landlord with copies of all communications regarding the Demised Premises with any government or governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.
28.5 Tenant will not change or permit to be changed the present use of the Demised Premises unless Tenant shall have notified Landlord thereof in writing and Landlord shall have determined, in itssole and absolute discretion, that such change will not result in the presence of Hazardous Materials on the Demised Premises except for those described in Section 28.2 above.
28.6 (a) Tenant agrees to defend, indemnify and hold harmless the Indemnities (as defined in Section 21.1) from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnities directly or indirectly based on, or arising or resulting from
(a) the actual or alleged presence of Hazardous Materials on the Complex which is caused or permitted by Tenant and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Demised Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Article 28 shall survive the expiration or sooner termination of this lease.
(b) To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy. Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the Indemnities.
(c) All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the lesser of (i) eighteen (18%) percent per annum, or (ii) the maximum legal rate of interest allowed in the State of California, from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be immediately due and payable on demand.
28.7 (a) "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure to which is regulated by any governmental authority; (b) "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 9601 etsefl.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et
seq.: the Hazardous Materials Transportation Act, 49 U.S.C.    1801 et seg; the
Clean Water Act, 33 U.S.C. 1251 et eg-; the Toxic Substances Control Act, 15 U.S.C. 2601 et sea.;the Clean Air Act, 42 U.S.C. 7401 et seq.: the Safe DrinKing Water Act, 42 U.S.C. 300f et sea.: the Atomic Energy Act, 42 U.S.C. 2011 et seg.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 u.S.c. 136 et sea.: and the Occupational Safety and Health Act, 29 U.S.C. 651 et sea.: (c) "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (d) "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.
ARTICLE  29.  MISCELLANEOUS
29.1 Nothing in this lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.
29.2 Tenant shall not for any reason withhold or reduce Tenant's required payments of rentals and other charges provided in this lease, it being agreed that the obligations of Landlord under this lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny Tenant the ability of pursuing all rights granted it under this lease or at law; however, at the direction of Landlord, Tenant's claims in this regard shall be litigated in proceedings different from any litigation involving rental claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).
29.3 The liability of Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Complex, and Tenant agrees to look solely to Landlord's interest in the Complex for the recovery and satisfaction of any judgment against Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, and employees.
29.4 In all circumstances under this lease where the prior consent of one party (the "consenting party"), whether it be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting party agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Section 19.1) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys' fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).
29.5 Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.
29.6 From time to time during the term of this lease, Landlord may, by written notice to Tenant, substitute for the Demised Premises other space that has an area, finish-out and improvements at least equal to that of the Demised Premises and is located in the Complex (the "Substitution Space"). Tenant may either accept possession of the Substitution Space in its "as is" condition or require Landlord to alter the Substitution Space in the same manner as the Demised Premises were altered or were to be altered. If Landlord exercises its substitution right, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephone equipment from the Demised Premises to the Substitution Space.
29.7 If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

29.8 The laws of the State of California shall govern the interpretation, validity, performance and enforcement of this lease. Venue for any action under this lease shall be Orange County, California.

29.9 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.
29.10 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.
29.11 All covenants and obligations contained within this lease shall bind and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assigns.
29.12 This lease contains the entire agreement between the parties, and no rights are created in favor of either party other than as specified or expressly contemplated in this lease. No brochure, rendering, information or correspondence shall be deemed to be a part of this agreement unless specifically incorporated herein by reference. In addition, no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.
29.13 LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION OR PROMISE OF THE OTHER, OR of THE AGENT, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.
29.14 No waiver of any of the terms, covenants, provisions, conditions, rules and regulations imposed by this lease, and no waiver of any legal or equitable relief or remedy, shall be implied by the failure of Landlord to assert any rights, declare any forfeiture, or for any other reason. No waiver of any of the terms, provisions, covenants, conditions, rules and regulations shall be valid unless it shall be in writing signed by Landlord. No express waiver shall affect any provision other than the provision specified in such waiver and that one only for the time and in the manner specifically stated. No waiver by Landlord or forgiveness of performance by Landlord for one or more tenants shall constitute a waiver or forgiveness of performance in respect to Tenant. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval under this lease shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this lease shall be deemed an acceptance of a surrender of the Demised Premises, unless in writing signed by Landlord. The delivery of the Keys to any employee or agent of Landlord shall not operate as a termination of this lease or a surrender of the Demised Premises. The acceptance of any rent by Landlord following a breach of this lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in a writing signed by Landlord,
29.15 Tenant shall deliver and surrender to Landlord possession of the Demised Premises (including all of Tenant's permanent work upon and to the Demised Premises, all replacements and all fixtures permanently attached to the Demised Premises) immediately upon the expiration of the term or the termination of this lease in as good condition and repair as the same were on the delivery date
(loss by any insured casualty and ordinary wear and tear only excepted) and deliver the keys at the office of Landlord or Landlord's agent; provided, however, that upon Landlord's request made at least thirty (30) days prior to the end of the term, or the date Tenant is otherwise required to vacate the Demised Premises, Tenant shall remove all fixtures and equipment affixed to the Demised Premises by Tenant, and repair and restore the Demised Premises to their condition on the delivery date (loss by any insured casualty and ordinary wear and tear only excepted), at Tenant's sole expense. The removal shall be performed prior to the earlier of the end of the term or the date Tenant is required to vacate the Demised Premises.

29.16 Tenant shall not record this lease. Without the prior written consent of Landlord, Tenant shall not record any memorandum of this lease, short form or other reference to this lease.29.17 The submission of this lease for examination does not constitute a reservation of or option for the Demised Premises or any other space in the Complex, and shall not vest any right in Tenant. This lease shall become effective as a lease only upon its execution and delivery by the parties.
29 18 LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE DEMISED PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO AND ACCEPT THIS LEASE.
29.19 This lease consists of twenty-nine Articles and Exhibits A through E. With the exception of Article 7, in the event any provision of an exhibit shall be inconsistent with a provision in the body of the lease, the provision as set forth in the exhibit shall be deemed to control.
EXECUTED as of the latest date accompanying a signature by Landlord or Tenant below.

LANDLORD:

/s/  Alton  Plaza  Property
ALTON  PLAZA  PROPERTY.  INC.,  a  Delaware  corporation
TENANT:

/s/  Michael  Cummings
NETWORK  INSTALLATION  CORPORATION,  a  California  corporation